Exhibit 99.1

EMPLOYMENT AGREEMENT

AGREEMENT dated September 1, 2019, between Saker Aviation Services, Inc. (the "Company"), and Ronald J. Ricciardi (the "Executive").

1.     Employment.    The Company employs the Executive and the Executive accepts employment upon the terms and conditions of this Agreement.

2.     Term.    This Agreement shall be for a term of four (4) years, beginning upon the date and year first written above; subject to the termination provisions set forth in paragraphs 11-13 below, until the fourth anniversary of the date hereof.

3.     Duties.    The Executive is engaged as the President & Chief Executive Officer of the Company, to oversee the operations of the Company; such specific duties may be defined from time to time by the Board of Directors but shall encompass duties customary to the office(s) of the Executive.

4.     Compensation.

a.

Base Salary. As compensation for the services to be rendered by the Executive during the period of his employment hereunder, and upon the condition that the Executive shall fully and faithfully keep and perform all of the terms and conditions hereof, the Company shall pay the Executive a salary of $200,000 per annum for the first twelve (12) months. Annual increases to the Base Salary shall be made at the discretion of the Board of Directors of the Company. Additional increases to the Base Salary may be granted by the Board of Directors at any time and from time to time.

b.	Signing Bonus. Upon the execution of this Agreement, the Executive shall receive a signing bonus in the amount of $10,000.

c.

Incentive Bonus. In addition to the Base Salary, the Executive shall be eligible for an incentive bonus equal to twenty-five percent (25%) of the then applicable Base Salary. The incentive shall be earned by meeting or exceeding the annual Operating Plan for earnings before interest, taxes, depreciation and amortization (“EBITDA”), which Operating Plan shall be developed by management and approved by the Board of Directors. When earned, such incentive bonus shall be paid within four (4) weeks of the end of the applicable fiscal year of the Company.

d.

Stock Award. The Executive shall receive a Stock Award upon the execution of this Agreement and upon each of the four anniversary dates of this Agreement. Each of the five Stock Awards shall be the number of shares equal to the issued and outstanding shares of the Company on the date of each issuance multiplied by one half of one percent (0.5%). The income tax obligation of the Executive in connection with each issuance shall be handled at the Company’s discretion by either 1) a gross-up bonus of the estimated tax due, or 2) an allowance for the sale of stock by Executive to net the estimated tax due in a manner as articulated in the Company’s Equity Compensation Plan, as approved the Company’s stockholders.

Additional Stock Awards may be granted by the Board of Directors at any time and from time to time.

This Agreement shall not be deemed abrogated or terminated if the Board of Directors of the Company shall determine to increase the compensation of the Executive for any period of time.

5.     Conflicting Activities. The Executive shall not, during the term of this Agreement, be engaged in any business activity that is directly or indirectly in competition with the primary business activity of the Company without the prior written consent of the Board of Directors of the Company.

The Executive hereby agrees to promote and develop all business opportunities that come to his attention relating to the current or anticipated future business of the Company, in a manner consistent with the best interest of the Company and with his duties under this Agreement. As used herein, the term “business opportunity” shall not include business opportunities involving investment in publicly traded stocks, bonds or other securities, or other investment of a personal nature.

6.     Directorship. The Executive will be nominated to serve as a Director of the Company for the duration of this Agreement.

7.     Insurance and Indemnification. The Company will provide the Executive with complete indemnification against any and all claims and/or lawsuits born from the execution of the Executive’s duties in the performance of his position, and in furtherance thereof, the Company will provide and pay for director and officer liability insurance.

8.     Additional Benefits.

8.1	Health and Welfare Insurance Coverage: The Company agrees to pay premium expenses on behalf of the Executive and family for medical, dental and vision insurance coverage.

8.2

Executive Life Insurance: The Company will provide and pay for term life insurance insuring the life of the Executive during the term of this agreement in the amount of one million dollars ($1,000,000.00), with one-half (1/2) of the proceeds thereof directed to such beneficiary or beneficiaries as the Executive may from time to time appoint and one-half (1/2) the proceeds thereof directed to the Company.

8.3

Working Facilities and Equipment: The Executive shall have a private office, administrative support, and the Company shall make available such equipment, computers, furniture and such other facilities and services as are suitable to his position and appropriate for the performance of his duties.

8.4

Reimbursement of Expenses: The Executive may incur reasonable expenses for promoting the Company's business, including expenses for travel, entertainment, and mobile telephone. The Executive acknowledges a $35,000 annual cap on expenses associated with travel to and from the Company’s New York facility. The Company will reimburse the Executive for all such expenses upon the Executive's periodic presentation of an itemized account of such expenditures.

9.     Disclosure of Information. The Executive acknowledges that he may be exposed to confidential information and that this information is a valuable, special, and unique asset of the Company's business. The Executive will not, during or after the term of his employment, disclose such confidential information to any person, firm, corporation, association, or other entity except for the specific purpose of accomplishing the Company’s business objectives. In the event of a breach or threatened breach by the Executive of the provisions of this paragraph, the Company shall be entitled to an injunction restraining the Executive from disclosing, in whole or in part, such confidential information, or from rendering any services to any person, firm, corporation, association, or other entity to whom such information, in whole or in part, has been disclosed or is threatened to be disclosed. Nothing herein shall be construed as prohibiting the Company from pursuing any other remedies available to the Company for such breach or threatened breach, including the recovery of damages from the Executive.

10.     Force Majeure and Disability. If the Company is unable to conduct its business, or a substantial portion thereof, by virtue of governmental regulation or order, or by strike, war, fire, earthquake, hurricane, or similar acts of god, or other calamity (declared or undeclared), or because of other similar or dissimilar cause beyond control of the Company (all of which events are hereinafter sometimes referred to as "Force Majeure"), or in the event the Executive suffers a disability which prevents him from performing his services hereunder (herein called a "Disability"), the Company shall, in the event the Force Majeure and/or Disability continue for at least eight aggregate weeks during any four-month period, have the right to suspend the operation of this Agreement for the duration of said Force Majeure and/or Disability (except for any benefits payable to the Executive under such benefit plans generally available to all executive employees), and the Company shall, at its option, have the right to add a period equal to such suspension to the Term hereof.

11.     Termination Without Cause. Without cause, the Company may terminate this Agreement at any time upon ten (10) days written notice to the Executive. In such event, the Executive shall be paid his Base Salary up to the date of termination, and in addition, there shall be paid to the Executive a severance allowance equal to one times the then current Base Salary (less all amounts required to be withheld and deducted). Such severance allowance may be made as a lump sum or as salary continuation, as agreed upon by the parties at that time. Further, the Company acknowledges that any Incentive Bonus due the Executive shall be paid on a pro-rated basis; that any non-issued Stock Awards shall be terminated; and that Benefits shall continue for a period of six (6) months from the end of the month of termination. Without cause, the Executive may terminate this Agreement upon sixty (60) days' written notice to the Company. In such event, the Executive shall continue to render his services and shall be paid his regular compensation up to the date of termination, but no severance allowance shall be owed. Also, should the Executive terminate, Executive acknowledges that any Incentive Bonus due the Executive shall be forfeited; that any non-issued Stock Awards shall be terminated; and that Benefits shall continue up to the end of the month of termination.

12.     Termination With Cause. For “cause,” as defined below, either party may, at its election, terminate this Agreement immediately. In the event the Company terminates "for cause," the Company shall pay the Executive the compensation and benefits which would otherwise be payable to the Executive up to the end of the month in which the termination occurs. Further, the Executive acknowledges that any Incentive Bonus due at time of termination shall be forfeited; all non-issued Stock Awards shall be forfeited; and that Benefits shall be canceled at the end of the month of termination.

As used in this Section, termination for “cause” shall be deemed to have occurred if either party has breached this Agreement and the non-breaching party gives notice in writing, delivered to the breaching party and providing ten (10) business days, from the date of delivery of the notice, within which the breaching party has the opportunity to cure, if possible, the breach.

In addition, cause for termination shall exist if the Executive engages in any of the following conduct while an employee of the Company: (1) conviction of a felony offense, whether or not such offense was committed in connection with the Company's business; (2) theft, embezzlement, false entries on records, misapplication of funds or property, misappropriation of any asset, or any actual or constructive fraud; (3) gross neglect of duty and/or willfully engaging in gross misconduct materially and demonstrably injurious to the Company; (4) at any time during employment at the Company, imparting confidential information, whether proprietary or non-proprietary, to any person other than (i) an authorized employee of the Company; or (ii) as required by law, or (iii) as part of a privileged communication to an attorney; (5) receiving, during the term of this Agreement, compensation, income, anything of value, or a future interest in or future entitlement to compensation, income or a thing of value, from any person or entity who or which is engaged in the same or substantially the same business as the Company in the same product, service or geographical market, except stock dividends and/or capital gains from passive investments in financial institutions by the Executive made in the ordinary course of business and as part of the Executive's investment portfolio. However, cause shall not be deemed to exist merely because of a difference of opinion between the Executive and the Company, or any employees, directors or officers of either, as to philosophy of management or other personal beliefs.

13.     Termination upon Sale of Business. Notwithstanding anything to the contrary, the Company may terminate this Agreement upon ten (10) days' notice to the Executive upon any of the following events:

(a)	the sale by the Company of substantially all of its assets to a single purchaser or to a group of associated purchasers; or

(b)

the merger or consolidation of the Company in a transaction in which the shareholders of the Company receive less than fifty percent (50%) of the outstanding voting shares of the new or continuing corporation; or

(c)	the sale, exchange, or other disposition, in one transaction, of at least two-thirds (2/3) of the issued and outstanding shares of the Company.

In order to protect the Executive against the possible consequences of such termination and thereby to induce the Executive to continue to serve as an employee of the Company, the Company agrees that if (a) this Agreement is terminated as stated in this Section; or (b) one of the actions stated in this Section occurs and the Executive leaves the employment of the Company or the resulting entity for whatever reason (other than termination for cause) within one (1) year after such occurrence:

(i)

The Executive shall be paid his Base Salary up to the date of termination, and in addition, there shall be paid to the Executive a severance allowance equal to one times then current Base Salary (less all amounts required to be withheld and deducted). Such severance allowance may be made as a lump sum or as salary continuation, based upon agreement of the parties at that time.

(ii)

The Executive shall continue to be covered by all non-cash benefit plans of the Company except for the retirement plans or retirement programs in which the Executive participates or any successor plans or programs in effect on the date of such acquisition of control, for six (6) months thereafter; provided, however, that if during such time period the Executive should enter into the employment of a competitor of the Company, his participation in such non-cash benefit plans would cease. In the event the Executive is ineligible under the terms of such plans to continue to be so covered, the Company shall provide substantially equivalent coverage through other sources.

The Executive's benefits hereunder shall be considered severance pay in consideration of his past service, and pay in consideration of his continued service from the date hereof and his entitlement thereto shall not be governed by any duty to mitigate his damages by seeking further employment nor offset by any compensation which he may receive from future employment.

14.     Competition During and After Term. The Executive agrees that during the Term hereof, and for a period of one year after the expiration of the Term, he will not, either separately, jointly, or in association with others, directly or indirectly, as an agent, employee, owner, partner, stockholder, or otherwise, allow his name to be used by, or establish, engage in, or become interested in any business substantially providing services similar to those of the Company in any county in any of the States of the United States in which the Company's business is being conducted at the time of termination, as long as the Company, or any person, firm, or corporation deriving title to the goodwill of, or shares from it, carries on a like business therein. Notwithstanding the preceding sentence, the Executive shall be allowed to engage in or be interested in businesses and activities provided that his interest or involvement therein does not otherwise violate any other term or provision of this Agreement. Company and Executive acknowledge that during the Term of the Executive's employment, the Executive will acquire special knowledge and/or skill that he can effectively utilize in competition with the Company. Furthermore, although not a term or condition of this Agreement, Company and Executive acknowledge that, as of the date hereof, it is reasonably contemplated that the Executive's services will be utilized by the Company in executive, managerial, and/or supervisory capacities throughout the areas in which the Company conducts its business, and in the general operation of the Company's business wherever it is being conducted, throughout the world.

The Executive agrees that the remedy at law for any breach by him of the covenants contained herein will be inadequate, and that in the event of a violation of the covenants contained herein, in addition to any and all legal and equitable remedies which may be available, the said covenants may be enforced by an injunction in a suit in equity, without the necessity of proving actual damage, and that a temporary injunction may be granted immediately upon the commencement of any such suit, and without notice. The parties hereto intend that the covenants contained in this Section shall be deemed to be a series of separate covenants, one for each county of each state where the Company does business. If, in any judicial proceeding, a court shall refuse to enforce any or all of the separate covenants deemed included in such action, then such unenforceable covenants shall be deemed eliminated from the provisions hereof for the purposes of such proceeding to the extent necessary to permit the remaining separate covenants to be enforced in such proceeding. Furthermore, if in any judicial proceeding a court shall refuse to enforce any covenant by reason of the duration or extent thereof, such covenant shall be construed to have only the maximum duration or extent permitted by law.

15.     Severability. Nothing contained herein shall be construed to require the commission of any act contrary to law. Should there be a conflict between any of the provisions hereof and any present or future statute, law, ordinance, regulation, or other pronouncement having the force of law, the latter shall prevail, but the provision of this Agreement affected thereby shall be curtailed and limited only to the extent necessary to bring it within the requirements of the law, and the remaining provisions of this Agreement shall remain in full force and effect.

16.     Attorney’s Fees and Costs. In the event of any dispute arising out of the subject matter of the Agreement, the prevailing party shall recover, in addition to any other damages assessed, its attorney’s fees and court costs incurred in litigating or otherwise settling or resolving such dispute whether or not an action is brought or prosecuted to judgment. In construing the Agreement, none of the parties hereto shall have any term or provision construed against such party solely by reason of such party having drafted the same.

17.     Waiver. The waiver by the Company of a breach of any provision of this Agreement by the Executive shall not operate or be construed as a waiver of any subsequent breach by the Executive. No waiver shall be valid unless in writing and signed by an authorized officer of the Company.

18.     Assignment. The Executive acknowledges that the services to be rendered by him are unique and personal. Accordingly, the Executive may not assign any of his rights or delegate any of his duties or obligations under this Agreement, other than in the normal course of business. The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors and assigns of the Company.

19.     Entire Agreement. This Agreement contains the entire understanding of the parties. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

20.     Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the State of New York.

21.     Notices. Notices shall be as given to each of the parties hereto at such address or addresses as each party shall provide from time to time in writing to the other. Initially such notices shall be sent,

If to the Executive: Ronald J. Ricciardi, 9116 N. Mersington Avenue, Kansas City, Missouri 64156.

If to the Company: Saker Aviation Services, Inc., Attention: President, 20 South Street, Pier 6 East River, New York, NY 10004.

[SIGNATURES TO THIS AGREEMENT APPEAR ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

COMPANY:	EXECUTIVE:

Saker Aviation Services, Inc.

/s/ Roy P. Moskowitz	/s/ Ronald J. Ricciardi
Roy P. Moskowitz	Ronald J. Ricciardi
Chairman
Compensation Committee of the
Board of Directors